UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

EQT CORPORATION
(Name of Registrant as Specified in Its Charter)

TOBY Z. RICE

DEREK A. RICE

J. KYLE DERHAM

WILLIAM E. JORDAN

DANIEL J. RICE IV

DANIEL J. RICE III

ANDREW L. SHARE

RICE INVESTMENT GROUP, L.P.

THE RICE ENERGY 2016 IRREVOCABLE TRUST

LYDIA I. BEEBE

LEE M. CANAAN

DR. KATHRYN J. JACKSON

JOHN F. MCCARTNEY

HALLIE A. VANDERHIDER

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2019 ANNUAL MEETING OF SHAREHOLDERS

OF

EQT CORPORATION

___________________________

SUPPLEMENT DATED MAY 30, 2019 TO THE PROXY STATEMENT

OF
TOBY Z. RICE

DEREK A. RICE

J. KYLE DERHAM

WILLIAM E. JORDAN

DATED MAY 21, 2019

___________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE UNIVERSAL PROXY CARD TODAY

Dear Fellow EQT Shareholders:

Toby Z. Rice, Derek A. Rice, J. Kyle Derham and William E. Jordan (collectively, the “Rice Team” or “we”), together with the other participants in this solicitation, are sending this proxy statement supplement to you in connection with the solicitation of proxies for use prior to or at the upcoming 2019 Annual Meeting of Shareholders of EQT Corporation, Inc. (“EQT” or the “Company”) scheduled to be held at 625 Liberty Avenue in Pittsburgh, Pennsylvania on Wednesday, July 10, 2019 at 8:00 a.m. (Eastern Time), (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “2019 Annual Meeting”), for the following:

1.	to elect the Rice Team’s seven director nominees, Lydia I. Beebe, Lee M. Canaan, Dr. Kathryn J. Jackson, John F. McCartney, Daniel J. Rice IV, Toby Z. Rice and Hallie A. Vanderhider (each a “Nominee” and, collectively, the “Nominees”), to the Board of Directors of the Company (the “Board”) to hold office until the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”), or until their respective successors are duly elected and qualified;
2.	to vote on the Company’s non-binding resolution regarding the compensation of the Company’s named executive officers for 2018 (say-on-pay);
3.	to vote on the Company’s 2019 Long-Term Incentive Plan; and
4.	to vote on the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

These items of business are more fully described in the definitive proxy statement filed by the Rice Team with the Securities and Exchange Commission (the “SEC”) on May 20, 2019. On May 22, 2019, the Company filed its definitive proxy statement for the 2019 Annual Meeting with the SEC. Accordingly, we are hereby supplementing our definitive proxy statement with certain information from the Company’s definitive proxy statement, which had not been publicly available at the time we filed our definitive proxy statement.

IMPORTANTLY, IF YOU HAVE SUBMITTED A WHITE UNIVERSAL PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any Gold proxy card received from the Company.

According to the Company’s definitive proxy statement, as of May 14, 2019, the record date for determining shareholders entitled to notice of and to vote at the 2019 Annual Meeting, there were 255,507,169 shares of common stock, no par value per share (the “Common Stock”), of the Company outstanding.

According to the Company’s definitive proxy statement, shareholder proposals submitted for inclusion in EQT’s 2020 proxy statement under SEC rules must be submitted in writing and received by EQT’s Corporate Secretary on or before January 25, 2020.

In addition, according to the Company’s definitive proxy statement for the 2019 Annual Meeting, under EQT’s bylaws, a shareholder, or group of 20 or fewer shareholders, owning continuously for at least three years shares of the Company representing an aggregate of at least 3% of the voting power entitled to vote in the election of directors, may nominate and include in EQT’s 2020 proxy statement director nominees constituting the greater of (i) two and (ii) 20% of the Board, provided that such nominations are submitted in writing and received by EQT’s Corporate Secretary not earlier than December 26, 2019, and not later than the close of business on January 25, 2020, and contain the required information set forth in EQT’s bylaws.

The information set forth above regarding the procedures for submitting shareholder proposals or nominations for consideration at the Company’s 2020 annual meeting of shareholders is based on information contained in the Company’s proxy statement and the Company’s bylaws. The inclusion of this information in this supplement should not be construed as an admission by any of the participants in this solicitation that such procedures are legal, valid or binding.

The Rice Team is using a WHITE universal proxy card for voting on the election of directors at the 2019 Annual Meeting, which includes the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to twelve nominees on the Rice Team’s enclosed WHITE universal proxy card. Shareholders are permitted to vote for less than twelve nominees on the WHITE universal proxy card. IMPORTANTLY, IF YOU MARK MORE THAN TWELVE “FOR” BOXES FOR THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Rice Team believes the election of its seven Nominees, which includes current EQT director Daniel J. Rice IV, is necessary to drive the level of change that the Rice Team believes is required to improve value and performance at EQT. If shareholders choose to vote for any of the Company's nominees, the Rice Team does not oppose the following five company nominees: Dr. Philip Behrman, Janet L. Carrig, James T. McManus II, Anita M. Powers and Stephen A. Thorington (the “Acceptable Company Nominees”). For details regarding the qualifications of our Nominees, the Company’s nominees, as well as our reasons for making this solicitation, please see our definitive proxy statement filed with the SEC on May 20, 2019. If you need another copy of our definitive proxy statement or this supplement, please contact D.F. King, which is assisting the Rice Team with its effort to solicit proxies, at the address and toll-free number set forth on the back cover of this supplement.

This supplement is dated May 30, 2019, and is first being mailed to shareholders of the Company commencing on or about June 3, 2019. This supplement should be read in conjunction with the Rice Team’s definitive proxy statement filed with the SEC on, and first furnished to shareholders on or about, May 20, 2019.

All WHITE universal proxy cards that have been submitted in connection with our mailing to shareholders of a proxy statement and proxy card on May 20, 2019 remain valid and will be voted at the 2019 Annual Meeting as marked.

THEREFORE, IF YOU HAVE SUBMITTED A WHITE UNIVERSAL PROXY CARD SINCE MAY 20, 2019 AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any Gold proxy card received from the Company.

THIS SOLICITATION IS BEING MADE BY THE RICE TEAM AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

THE RICE TEAM URGES YOU TO SIGN, DATE AND RETURN THE WHITE UNIVERSAL PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE ANY GOLD PROXY CARD RECEIVED FROM THE COMPANY.

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting:
This Proxy Statement and our WHITE universal proxy card are available at http:/www.eqtpathforward.com.

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. The Rice Team urges you to sign, date, and return the enclosed WHITE universal proxy card today to vote FOR the election of the Nominees and in accordance with the Rice Team’s recommendations on the other proposals on the agenda for the 2019 Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE universal proxy card and return it to the Rice Team, c/o D.F. King, in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

As the Rice Team is using a “universal” proxy card containing all of the Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you propose to vote. The Rice Team strongly urges you NOT to sign or return any gold proxy cards or voting instruction forms that you may receive from EQT. Even if you return the Company’s proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. So please make certain that the latest dated proxy card you return is the WHITE universal proxy card.

D.F. King is assisting the Rice Team with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of the Rice Team’s proxy materials,

please contact D.F. King at the phone numbers listed below.

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 207-3159

Email: rice@dfking.com

RICE TEAM
c/o Corporate Election Services
P. O. Box 3230
Pittsburgh, PA 15230-3230

VOTE BY TELEPHONE

Please have your WHITE proxy card available when you call the **toll-free number 1-888-693-8683** using a touch-tone telephone and follow the simple directions that will be presented to you.

VOTE BY INTERNET

Please have your WHITE proxy card available when you access the website **www.cesvote.com** and follow the simple directions that will be presented to you.

VOTE BY MAIL

Please mark, sign and date your WHITE proxy card and return it in the **postage-paid envelope** provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS WHITE UNIVERSAL PROXY CARD TODAY!

➔

If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

THE RICE TEAM STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL SEVEN OF THE RICE TEAM NOMINEES, "FOR" FIVE OF THE ACCEPTABLE COMPANY NOMINEES, AND NOT VOTE FOR ANY OF THE REMAINING SIX COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

1. Election of Directors for a term expiring in 2020 – You may vote FOR up to twelve individuals in total. You are permitted to vote for less than twelve nominees. If you vote FOR more than twelve individuals, all of your votes on Proposal 1 will be invalid and will not be counted.

ELECTION OF RICE TEAM NOMINEES
The Rice Team recommends a vote FOR the following seven Rice Team Nominees

	FOR	WITHHOLD
1A Lydia I. Beebe	❑	❑
1B Lee M. Canaan	❑	❑
1C Dr. Kathryn J. Jackson	❑	❑
1D John F. McCartney	❑	❑
1E Daniel J. Rice IV	❑	❑
1F Toby Z. Rice	❑	❑
1G Hallie A. Vanderhider	❑	❑

ELECTION OF EQT NOMINEES NOT OPPOSED BY THE RICE TEAM
The Rice Team recommends a vote FOR the following five Acceptable Company Nominees

	FOR	WITHHOLD
1H Dr. Philip Behrman	❑	❑
1I Janet L. Carrig	❑	❑
1J James T. McManus II	❑	❑
1K Anita M. Powers	❑	❑
1L Stephen A. Thorington	❑	❑

ELECTION OF EQT NOMINEES OPPOSED BY THE RICE TEAM
The Rice Team recommends that you do NOT vote for any of the following six Company Nominees

	FOR	WITHHOLD
1M Christina A. Cassotis	❑	❑
1N William M. Lambert	❑	❑
1O Gerald F. MacCleary	❑	❑
1P Valerie A. Mitchell	❑	❑
1Q Robert J. McNally	❑	❑
1R Christine J. Toretti	❑	❑

THERE IS NO ASSURANCE THAT ANY OF THE COMPANY'S NOMINEES WILL SERVE AS DIRECTORS IF OUR NOMINEES ARE ELECTED.

THE RICE TEAM STRONGLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 2, "FOR" PROPOSAL 3, AND MAKES NO RECOMMENDATION, BUT INTENDS TO VOTE "FOR", PROPOSAL 4.

❑ FOR ❑ AGAINST ❑ ABSTAIN

3. Approval of the EQT Corporation 2019 Long-Term Incentive Plan.

❑ FOR ❑ AGAINST ❑ ABSTAIN

❑ FOR ❑ AGAINST ❑ ABSTAIN

Dated: ______________________________

____
Signature

____
Signature, if held jointly

____
Title

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

D.F. KING
An AST Company

TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION,
MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.

EQT CORPORATION **WHITE UNIVERSAL PROXY**

2019 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF
TOBY Z. RICE
DEREK A. RICE
J. KYLE DERHAM
WILLIAM E. JORDAN
(COLLECTIVELY, THE "RICE TEAM")

THE BOARD OF DIRECTORS OF EQT CORPORATION
IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints Toby Z. Rice, William E. Jordan and Edward T. McCarthy, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of EQT Corporation, a Pennsylvania corporation (the "Company"), which the undersigned would be entitled to vote if personally present at the 2019 Annual Meeting of Shareholders of the Company scheduled to be held at 625 Liberty Avenue in Pittsburgh, Pennsylvania on Wednesday, July 10, 2019 at 8:00 a.m. (Eastern Time) (including any adjournments or postponements thereof and any meeting called in lieu thereof, the "2019 Annual Meeting").

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the 2019 Annual Meeting that are unknown to the Rice Team a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED "FOR" ALL SEVEN RICE TEAM NOMINEES, "FOR" THE FIVE ACCEPTABLE COMPANY NOMINEES AND NOT FOR ANY OF THE REMAINING SIX COMPANY NOMINEES IN PROPOSAL 1, "AGAINST" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.

This Proxy will be valid until the completion of the 2019 Annual Meeting. This Proxy will only be valid in connection with the solicitation of proxies for the 2019 Annual Meeting by the Rice Team.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE